UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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Cowen Inc.

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The following is a transcript of a town hall hosted by Cowen Inc. on August 2nd, 2022, regarding the proposed acquisition of Cowen Inc. by The Toronto- Dominion Bank.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Cowen Inc. (the “Company”) and The Toronto-Dominion Bank (“TD”).  In connection with the proposed transaction, the Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and the Company will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by the Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through the Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman, at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of the Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of the Company’s participants in the solicitation will be set forth in the Proxy Statement (when available). Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Cautionary note regarding forward-looking statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only the Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond the Company’s control) and are predictions only, based on the Company’s current expectations and projections about future events.  There are important factors that could cause the Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction within the expected time-frame or at all;
●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of the Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;
●	the possibility that competing offers or acquisition proposals for the Company will be made;
●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;
●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and
●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and subsequent reports the Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.

PARTICIPANTS

Jeffrey Solomon

Cowen Inc.—Chair and Chief Executive Officer

Riaz Ahmed

TD Bank Group—President and CEO, TD Securities

Larry Wieseneck

Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Daniel Charney

Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

PRESENTATION

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Okay, everyone, just give us a minute here to let everybody get in.  We're anticipating a big crowd today.  And we're not disappointing.  All right, think we're slowing down to a little bit of a trickle here so we can get started.  Good afternoon, good evening to those of you that are dialing in from Europe.  It's a big day here.  We've had a very busy morning and an afternoon, and I'm sure most of you have had an opportunity to read and do your work around this announcement we made this morning. I should just say at the outset, the disclosures of this transaction, all of the important things that you need to know that we're talking about here, there's some really important disclosures in the invite.  I'm not going to go through all of them, but if you want to click on those just to double check and make sure, but what we're talking about here is within the family, as it always is at our leadership roundtables.  And I'm really happy today to be introducing our new partner Riaz Ahmed, who's the President and CEO of TD Securities, and he's also the Group Head of Wholesale Banking at TD Bank Group.

Well, I think it's a really important opportunity for us to hear from Riaz and from TD  directly.  You've heard a lot from us over the course of the last, you know, six to eight hours around why we are so excited about this.  We want to give Riaz an opportunity to do it.  But for those of you that have been unable to read through the details, let me just give it to you really briefly.  This morning we announced an agreement to combine our firm with TD Securities, which is the investment bank at TD Bank Group.  An all-cash deal at $39.00 a share, which is an aggregate equity value of $1.3 billion, and an enterprise value of $1.9 billion.  That represents a 62% premium, to the closing price of the Cowen shares which was $24.04 on July 1st of 2022, when the rumors of this transaction first surfaced, much to our chagrin, I should say.  Like it wasn't like we were excited to have everybody know about it because we still had a lot of work to do.

When Riaz approached us with this idea, I've been clear with just about everybody I've spoken to. This wasn't something we were thinking about, and we'll talk about the funny things that happened in the deal.  I genuinely thought that Riaz and Robbie Pryde, who's their head of Banking, were coming to ask for our banking business.  I just, you know, maybe that's just humility, I just couldn't imagine why else, you know, two big wigs from Toronto would fly down to see me, and about five minutes into the conversation, I'm like, yeah, this doesn't sound like a conversation about stealing our banking business from BMO; is that not what this is about?  And Riaz was like, yeah, no that's not what this is about.

So, you remember that?  That was—that will go down in the annals of history as , you know—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

You have to write a few books.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Yeah, absolutely.  So, you know, when we talked about this it was really clear in the first literally five minutes that Riaz, and Robbie, and the team had done a lot of work on the industry; and a lot on our competitors and he was very candid and matter of fact and that's one of the things I've gotten to know about Riaz, I love the transparency and candor.  It's very familiar to me as the way we operate is, you want to do something strategic, and that's part of the reason why he is in the seat that he's in where he's been there, after being the CFO at TD Bank Group, you know, was named the CEO of TD Securities, with the idea that we could do something transformative.  And I just I feel  honored and humbled by the fact that we were the opportunity that, out of all of the things he could have done, that you chose to look at something with us.

We're going to hear and talk today about the significant opportunities we have to grow, the revenue synergies, the things that we can do together, you know; why we think we're going to be better together than apart.  And also, I think that you're going to hear a little bit about the cultural similarities, and what will make us a crazy, fierce competitor when you think about some of the biggest and the best, they should be worried.  And we've been talking about that for like two months, and now we're finally here, it's a reality, and they should definitely be worried.

So, we talked earlier about the fact that our businesses have very little overlap, which makes this like one of the best, on paper, the best industrial logic I've seen in all my years in doing deals.  Like usually there's some overlap, usually there's something where there's a, you know, where you know, you have to deal with some contention, here the businesses that TD does and does really well, are  not businesses that were in at Cowen, and vice versa.  And so, we'll talk about that.

And then for us, I just think when you talk about being able to, and we've talked about this openly, you know, we've grown a lot over the last three years, four years, but our businesses are calling on us to have more financial resources than we have currently, as we grow in scale, and so as we've talked about with Riaz, over the course of the past month, and his team, we see great opportunities to, once we get integrated, just put some fuel into the tank and really take this to a whole different level.

So I'll continue to operate TD Cowen going forward, but the three of us, me, Dan, and  Larry, will be joining Riaz's senior leadership team at TD Securities, so it'll be a great opportunity for us to think globally, as well as making sure that the things that are important to us at Cowen will still be the things that are important to us at Cowen and that's an important part of the social stuff that we talked about when we were doing this.

And we look forward to working closely with you all every day, just the same way we always have, and welcoming in our new partners at TD who share the same excitement—as we were just talking in the pre-game, we were talking a little bit about the excitement we've heard, and hopefully Riaz will give us a chance to hear about what they're saying at TD about this.

So with that, I want to welcome you, Riaz, into your first leadership roundtable.  You know, hopefully one of many where we get to exchange ideas and talk.  So I'm going to turn it over to you and have you make a couple of comments, and then we'll have a big conversation.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Sounds good.  Thank you, Jeff, and good afternoon everybody and to the leadership team, Larry, Dan for inviting me to join with you today.

First of all I want to take this opportunity to say a huge congratulations to Jeff, Larry, Dan, and all of you as leaders at Cowen on this fabulous news of combining our two great franchises.  And also to say that, you know, my leadership team and I, and including our bank group partners that Jeff, Larry, and Dan have had a chance to meet, to say how amazed we are at the great franchise that you have built.  It is an incredible franchise, which is based on a very strong customer-centric ethos, and fantastic values of Empathy, Sustainability, Tenacious Teamwork, and all of those are reflective of the culture that we have, although we use slightly different words.  We use words like we are a caring performance culture.  But then when we read your words and meet you, and interact with you, we get exactly the same vibe that all of you are fabulously caring individuals.  You care for each other, you care for clients, you care for the families that are—that you're with, and you're tenaciously focused, and keenly focused on solving your client's problems and helping them make more money.

So it's been a pleasure to get to know the leadership team and I would include in that, of course, the business operations group under John, Steve, and Owen.  And I want to acknowledge really all of them for undertaking this journey with us to get to know us, to get to know our businesses, and to get us where we are today in an effort to build a great organization, by bringing our two fabulous franchises together.

You know, much of the analysts call today was devoted to, and early press coverage, has been devoted to deals and financials, and the growth opportunities for our business.  But I think for us, as participants in this industry and the leaders of the two great firms that we are, we all recognize, and realize, and value that our number one strength is our people, Cowen people and TD Securities people.

And it remains our priority, therefore, to—I want to say to you that it is our collective job to preserve the strong employee value propositions that we bring to the table.  To preserve and to combine with a greater degree of strength, the cultures that we bring to the table, and you know, many times we talk a lot about how we deliver for our clients and delivering for our clients means that we make a lot of money for our shareholders and have a great pay for performance cultures.  And that doesn't always—that hasn't always worked out, historically, in a financial industry context, and particularly in bank owned dealer context.  But Jeff and I, and Larry, and Dan, and my leadership team are committed to insure that what you have built, based on the strengths and values that you've brought to bear.  It's our job to protect that and to build upon that.

For those of you who don't know too much about TD Securities, you know, we are a number one, number two franchise in Canada, depending on which product and which time that you're measuring at any given time.  But we were historically a very kind of a subprime, high yield-oriented investment dealer, housing a lot of balance sheet risks to create structured products in the US, up until about ten, 12 years ago.  And just before the financial crisis hit, we realized that we needed to refocus our efforts to become a more client-centric, flow-oriented franchise that was appropriate for TD Bank Group; and that's what we turned our attention to do, ten years ago.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Good timing, by the way.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah.  And it was a—we were lucky to get out in time before the financial crisis hit from all the lousy structured products.  And since then we used the strength of our balance sheet, and our ability to generate treasury products, and balance sheet-oriented products to essentially build our strength in lending—corporate lending, leveraged lending, debt capital markets, and the FICC businesses.  As all of you are—and then early entry into M&A and various industry verticals that we have strengthened traditionally from Canada, including power, energy, real estate.  And what you have are things that are much harder to build, and so complements to you for having assembled fabulous verticals, M&A, private capital markets, advisory business, equity capital markets and brokerage in one of the most competitive industry that there is in the world.  And you—and prime brokerage, and all these businesses that you guys have built out, where we have strengths in some, complementary strengths in some.  We created our own prime brokerage business by buying a platform from Albert Fried five years ago, or so, five, six years ago. And so there's some great complementarity and when Robbie and I started looking for what was the next growth engine for us for TD Securities, equity and M&A made—and what a wonderful research platform that you have, labeled under Ahead of the Curve, branded Ahead of the Curve.  And we're looking forward to combining the strengths of both of our organizations and doing something really special.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Well, I appreciate that and again, so as God is my witness, this is exactly the first thing I heard, you know when we sat in the room right next to me.  We were in the Empathy Conference Room, and for those of you that haven't had a chance, you know, it's like an homage to my hometown, Pittsburgh.  Riaz and Robbie were in there like “did we just transport ourselves?”  I thought, but it was—it's exactly the same story that I heard, and that has been unwavering in this.  And I think, you know, some people have asked me why has this taken so long for this to get done?  And I just said listen there's things—you know, when you have the makings of a great strategic transition, you've got to focus in on the details for how to make it work.  And I think a lot of the process that we've gone through is around insuring that legal day one, like when the merger actually consummates, that we've covered all of the harder issues, both socially and from a structural standpoint.  So that we, well, now we're simply working on making sure that the pieces fit together the way we've designed them.  And so I think—I just want to say that the effort that you and your team have made, it's a—it goes both ways.  And we've gotten a chance to work with a lot of them in our organization through the diligence process.  We've gotten to learn a lot about that, and so it's really amazing.

Let me ask you a personal question, first though.  So when did you start at TD?

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Oh, well, I joined in 1996, I came over from Citibank, I was on their structured arbitrage desk here in Toronto, and asset finance and structured products, and Citi was moving their book and their people to New York, and at that time it really didn't make much sense at that particular time for my family to be in New York, and TD Securities was just beginning its growth phase to convert itself from a corporate bank into more of an investment banking/structured finance type of a shop.  And they hired about ten or 15 of us from Citi, and so I joined the investment bank in 1996, and I was covering infrastructure, power and utilities, and government clients.  And I did that for three years and at that time, the CEO of TD Securities asked if I would go be their CFO of the dealer, and because I am an accountant by background, and I know, I kind of resemble Steve a little bit, right?  So the—and then my initial reaction was really, “did you really want me to do that?”  And he said “yes,” and I really quite loved it.  I went in there and there was a lot of problems that we needed to sort out.  We fixed them all, and over time I essentially became the Chief Operating Officer of TD Securities.  So what John, Steve and Owen do, I'm well familiar with, and highly respect their capabilities in keeping a firm like this running. Because, you know, to be agile nimble, and to be delivering against your—against the markets and against your client base with efficient, well-run operations, is such an important—huge part of this.

And then, we had bought in Canada a retail bank called Canada Trust, whose CEO then became the CFO of TD Bank Group, and he asked me to come to head office into the bank to work on corporate development as we started pushing personal and commercial banking into the United States.  We bought Bank North, Commerce, we bought  South Financial Group, we bought a few asset businesses.  We bought Chrysler's auto business.  We bought a big book of auto businesses from Bank of America, at the financial crisis when they were looking for capital and leverage room.  And then over time, I just added global strategy to my role and then treasury and balance sheet managements, so, and then for about two and a half years, I had responsibilities for the bank's credit card and financial services business.  And on credit cards, we had a partnership at Target, Nordstrom, et cetera to add to our—because we have so much asset-generating demand capability, we need more asset-generating businesses.  And then I was the CFO for the bank for just about six years before coming back to the investment bank in this role. So it's been a wonderful 25, 26 years at the bank for me, and I've had a variety of different roles, and every role that I've taken has been really invigorating and fun.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

So you're going to find there's a lot of people here at Cowen that have lengthy tenures here.  I just celebrated my—technically I celebrated my 25th, because Ramius, which was the acquiring entity of Cowen in 2009, I think we colonized Ramius in its current form on July—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Right.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

—1st of 1997.  So, me and Aaron Broderick and a few other people just celebrated our 25th.  So you're going to see there's a lot of people in our organization, also, that have been around for a while.  But Dan I know you've been here—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

It’s good to see.  Yeah.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

And I know you've got a question, Dan, you've been dying—by the way, welcome to Dan from South Africa on safari.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Dan, you look like you're in the dark, but it's a bright day here today.

Daniel Charney
Cowen and Company, LLC—Managing Director and Co-President

Who would have thought that I'd been in south Africa for this momentous occasion and amazing to see 1124 people on this call.  I think—I think that might be a record—

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

That's a record.

Daniel Charney
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Yeah, a couple of points that I think would be super helpful for the group to hear that I've been lucky enough to hear from you over the past few months.  You obviously did a canvass of firms as you were thinking about how best to scale.  I'd love you to sort of, you know, spend a few minutes on how you—how you chose Cowen. How Cowen became first on the list.  And then maybe related, sort of one of the most powerful things that I heard throughout our dialog, and it was when we were at dinner in Toronto, was when you looked at me and said, “Dan, I have zero cost synergies in our assumptions.”  And maybe just, you know, I'll use my Cowen digital, why don’t you double click on that phrase as well.  I think that will be helpful for everyone.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah, look, you're quite right.  And I have to tell you a funny story, so I think it was in January and, you know, we had done some desk research here on the various firms that may have been of interest to us.  And then of course, just trying to figure out, okay, well, I'm month four into my role as President and CEO of TD Securities, and I want to try to get ahold of Jeff Solomon.  And I’m thinking “okay, well, what's the best way to do that?”  You know, “how am I going to do this?”  And I thought, “well, maybe I could go to some of our bulge bracket firms,” but then I kind of said like, “I don't know, rumors will start flying,” whatever, so I write Jeff an email.

And I write Jeff an email saying “Dear Mr. Solomon.  I am—I just took on my role and in the interest of meeting at...”—something like that, right Jeff?

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

It was very formal, and very proper.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah. “It appears” and whatnot, “gee I'd love to get together”—and no answer.  And “ooh God, you know, he's not going to answer me.  What do I do?”  And then we—a couple of weeks later, I think I sent a follow up email saying, “maybe my—you didn't get my email, but I'm going to be in New York, so gee, how about if I come see you?”  And Jeff instantly writes back and said “OMG,” or something like that.  “Your email ended up in my junk folder, and gee it'd be a delight—I'd be delighted to meet you and Robbie, so come on over.” So you know, I think Dan could tell you, honestly, like just the tone that—the warm response that came back from Jeff, just immediately made me feel that there was something special here.  And then as those—as the dialoged widened and we got to meet the broader team with you and Larry, and John, Owen, Steve, and then you guys came up and met our team.  You know, there is something very special that I had an early on about Cowen, which is you guys are Wall Street, in the sense that you're in that business and you compete, and you're sharp and the amount of talent you've amassed is all Wall Street.  But you're not Wall Street in your attitude, in your culture, in how you interact, you know, as Jeff, you know, you use words like humility, empathy, and you know, when you look at TD Securities, that's how we've built in the US. People want to come to work to TD Securities because they like working at TD Securities, not necessarily because they, you know, they feel lost in places like, JP Morgan, or at Deutsche Bank, or, you know, they're working for firms that don't have good risk disciplines, and then they get themselves into trouble, or whatever.

And we just felt like there was something very special about this firm that we should get to know more.  And that's how the—and then all the businesses that you've been in and how you've used research to advance your business is used.  For example, talked about what you guys have done in cannabis, in SPACs, in Cowen Digital, in your investment management businesses, and you know, you're looking for pockets of value everywhere, and you're extracting a tremendous amount of economic benefits for your clients and for your shareholders, and having fun along the way.  And I cannot tell you how important that is at TD Securities that we emphasize to investment bankers and traders that, you know, we are in a tough business, and sometimes it can be grinding, especially when we're in stress moments in the markets.  But everybody's coming into work because they love working here.  They enjoy being with each other.  They are—they have time to look after their families and we just want it to be a fun place, and that's what we saw in you. We saw just a huge amount of alignment, and that made us feel you were very special.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Oh we've seen a lot of the same things, and as I said to some of our colleagues this morning, we didn't—I think I mentioned to you, we didn't have to do this.  Like we weren't really looking to do this, but spending time with you and your team, and seeing that firsthand, and there's just no question that the cultures are very much aligned around that.  I like to say things like, you know, happy staff, happy clients.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Right.  If we can figure out ways to have fun, then everybody just comes to work with a lot less stress, and so I always feel like, and we've talked a lot about this too in the process. One of our jobs as senior leadership is to—is to bat away all of the noise and all of the things that conspire to keep people from actually doing the things that they really want to do and are meant to do. I've seen a lot of that.  I've seen a lot of that during this process, where, you know, you've done a great job at helping us to navigate, you know what it's going to be like in a bigger institution with more regulation, and I think that's going to be a big part of it.

But Larry, I know you had a question, too, so why don't we turn it over to you.

Larry Wieseneck
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Sure, thanks Jeff, and I apologize.  Something with my computer, I seem to be going in and out, so if it's hard to hear me, I apologize.  I realized, you know, in getting to know you and your team, it's been clear how strategic you are in your thinking, I think on the investor call today, you even talked about you plan out five, ten years, when you think about these things.  And so one of the thoughts I ask you to help us understand is if you take some of the extremes at Cowen, we've got something like our Healthcare franchise, which is a dominant franchise across all of our efforts and we've delivered that now for years, you know, how do you think of that?  And at the same time, at another end of the envelope, we've really been building up our efforts in Europe, across banking and in sales and trading, et cetera, and that's much more—much newer.  And just—how do you think about some of the core businesses that are part of the whole reason why, kind of Cowen exists, and then other ones, which are the newer ones that we're investing in?

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah, look I think, Larry, you know, industry leadership is really an interesting concept, because you know, when you have leadership in any particular space, you tend to be the go-to organization, or team, or people, or—and you really start shaping what that looks like whether it be from a policy perspective, you know, when you're trying to influence regulation—and all in the interest of the clients.

And when I was CFO, one of the things that made me really chuckle a lot is, you know, in Canada, for example, we're leaders in credit card issuance.  And we're leaders in mortgage lending.  And we're leaders in everyday banking, checking accounts, et cetera, et cetera.  And when the going is good, everybody says great, great, great, TD Bank is a leader on this.  Big multiple, premium multiple, well-traded firm, et cetera, and then something like COVID comes along and people say well, you know, “you were the leader in credit cards, so you're going to have the biggest revenue loss.”

And I say, “yes, and we're fine with that.” Right?  I mean, because leadership has its rewards, and it has its burdens because, you know, one of the things that you guys are terrific about is you create a passion for your customers and your clients.  And when COVID hit, yeah, that's what we had to do for people who borrow money from us, whether we were going to give them deferrals on their credit card payments or their mortgage payments or their personal loan payments, and yes, our analysts sort of grumbled about, well okay that’s going to cost you, what $40 million in after-tax (indiscernible).  Well, the amount of good will you get back for it more than offsets that, 100 percent more than offsets that.

So, we like building leading businesses, and we like using that—the platform of leading businesses to influence policy and purpose so that we're essentially in the interest of our customers and clients.  And that's what our purpose is.  And it seems to us that is what—how you think about your purpose. You know, Jeff was telling me a whole bunch of times about he's in Washington, he's meeting with senators, policy makers, regulators, et cetera, with the interest of making the country work better.  And you know, we think of our banking license as a social license that, you know, we are here in order to help the country work better.  That's our job.  That's how we disintermediate credit, and that's how we disintermediate flow.

In the same vein, when we've kind of been outside of North America, and your European presence will be terrific for us, because, you know, we've been—we're very good with capital markets in London, in Dublin, in Singapore, and our corporate and investment banking presence in the UK and Europe is just beginning.  And so this will be a huge opportunity for us to work together and to develop a wider platform, but they were very disciplined that we're either taking our clients out or bring clients in. So you—for example in Canadian parlance we would be saying that our clients who are the most interested in Europe and the UK are pension funds.  And they make huge private equity style investments in ports in Dubai, and in rail infrastructure, and utilities and what not, and we want to be able to advise them and finance them there, or technology, for that matter.  And then we want to bring European clients who want to access Canadian markets and say yeah, you know, we do Maple Bonds for them.  We call them Maple Bonds, and  we bring them interesting financing opportunities if they want to buy Canadian businesses.  So we—we're not really competing in Europe and in Asia in local dollar markets, if you like.  We're competing in North American dollar markets, and that's how we see our strategy.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Let's just talk healthcare really quickly because I think that's one of the things we first talked about, right, and I think when people look at Cowen from the outside in, that's probably the first thing they say about it, right, Cowen and Cowen Healthcare.  There are obviously opportunities to do things.  We've seen a lot of Canadian companies have been formed, Alan Silver, we just talked about this, Alan Silver's a mutual friend of ours, I didn't even know that we knew each other until we both got the email.  But he's a biotech CEO.  But talk a little bit about, you know, I know you know about our franchise, I know you know it really well. And in, particularly in ECM.  Just kind of you know, and you've mentioned this too, you know, biotech, but also like Tech ECM, and things like that where there's probably some low hanging fruit for us.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah, I think we're really looking forward to bringing those capabilities because we think that, you know, you've got such a terrific type of equity capital markets capabilities, and we think that we can put a lot more flow into it, not only for, you know, more and more Canadian companies like TD Bank Group, itself ten years ago, are looking to US for growth.  We started down that in 2004, when we first took our 55 percent interest in Bank North, and then we had an investment in TD Ameritrade, sorry, in TD Waterhouse, which we sold to Ameritrade for a stake in Ameritrade.  So just as we've been growing, looking for growth south of the border, because just that corridor, for example from Boston to Philadelphia, has what 100 million people?  And Canada has 35 million people. So you can occupy a relatively small position in the United States and have a huge leverage for a Canadian company.  So we think that more Canadian companies are looking for US Equity, US Capital markets, opportunities, your platform is perfectly designed for that.

And then as Jeff talked about on our investor call this morning, that you have a number of clients that, as they become bigger, they're going to be looking for more financing opportunities.  Where you know, you haven't had a balance sheet driven business, but now you can bring a complete set of products to your clients who are interested in developing a deeper relationship with you.  So whether it be in debt capital markets, in equity capital markets, in loan capital markets, private capital markets, PIPEs, whatever it may be, I think that we're going to find here, that you've—on closing we will have a complete suite of products and we should be able to, together, go after every client and crush it with them.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Well, so as we think about that, and you know, and we've talked a little bit about this, everybody's got their clients they want to go after.  This morning we were just having conversations, you know, we do compete a little bit with Silicon Valley Bank.  Not much, but a little bit actually in health care, and certainly they're not shy about how they use their balance sheet smartly to build great relationships with, you know, some of our clients, and even so, early feedback is there's opportunities for us to do that.  Certainly in the biotech space, and of course in the tech space, they have a dominant franchise, and if we can figure out ways where we can be able to participate, particularly in Tech ECM, which is an area that, you know, I think we both could collectively do better in.  Where we focus in on the tech space.  That's an area where, you know, we've said without a balance sheet, it's hard for us to compete.  And you've said without a, you know, the intellectual horsepower and the equity distribution franchise, it's hard to compete.  There's two good examples in biotech and tech, where Cowen has great expertise where in those, there are places where we could be potentially growing together, and I think that's—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Right.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

—again, I really wasn't thinking about a balance sheet and biotech, honestly, but some of the feedback we've gotten is that might be an area where we can really do some damage to a meaningful client–err a meaningful competitor, and really make some significant inroads, so.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

And Jeff, Larry, Dan, like since we entered the US, with the 55 percent acquisition of Bank North, and then we privatized it, and built commerce around it, and more recently with the First Horizon acquisition, we have a million commercial customers.  I don't mean small business, I mean commercial.  Right?  So I think that those are all ripe for us to go after and say we can do more with those commercial customers and help them grow into more attractive and sustainable franchises with the products and the suite of services and expertise that we can bring to them. So I think it's a really, really exciting set of capabilities we're going to be combining here.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

For sure.  Larry, do you have a follow up?

Larry Wieseneck
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Yeah, I just wanted to follow up on the balance sheet piece. I think it's, you know, certainly from a banker's perspective, our folks are really excited about figuring out how to access and the right way to access the balance sheet and well, we spent a lot of time there. Another area where balance sheet is important and where I think we have historically gone to market without a balance sheet, would be on the market side in prime.  I'm just wondering, Riaz, I know you've spent a lot of time with Dan and me, and others talking about it.  Maybe just share a little bit about your thoughts on the prime business.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah, as I mentioned, we were really interested in this business and five years ago, entered it by buying a platform called Albert Fried, which is an—essentially like a very small dealer, and there was—they had self-clearing capabilities, and they were essentially agent in securities, and we took it over, and started essentially redeveloping the prime side of the business to the point, today, we—I think actually, did I just see some stats today?  I don't know where I put them, but I think we're, according to prime, today in 2021 I think we ranked number 17, you guys ranked number 18, or something like that. And so I just see that as a tremendous opportunity for prime and securities finance, generally, to keep using the balance sheet.  And many to—just as you must have, we're getting so many calls from our clients who are saying “we know those guys, we have a relationship with them,” meaning you guys, “we have a relationship with them, and we look forward to working with you more.  This will be just so great.”  So I think, Larry, I think the growth of the prime business will be really cool for us, and I think there are opportunities, you know, not only in the qualified investors side, but also the non-qualified investor side where essentially they become retail wealth grab customers, in effect, if you like—and again, we have such a big personal and commercial bank in the US that we ought to be able to use those capabilities that you have to mine greater wealth partnerships.  Which we do in spades, in Canada, where the personal and commercial bank and the wholesale bank are really partnered to drive hundreds of millions of dollars of revenue through the pipe for our wealth clients, and our retail clients, for FX, product, and you know, family office type business.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Dan, did you have anything else? Because we're going to wrap up here in a little bit. I wanted to make sure that for, you know, since you're dialing in from halfway around the world that you get ample opportunity.

Daniel Charney
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Listen, yeah, I think Larry hit on my last point was and, you know, Riaz answered it, I think in a way that I hope gets everyone really jazzed.  It is clear, I think, from this hour with Riaz, why we were all excited from a senior management level.  The cultural similarities are strangely like symbiotic.  It—I remember our first meeting and Jeff, Larry and I went back with John, and Steve and Owen, and we're like, it seems almost weird that two firms that seem so different are actually very, very similar.  And I think combining our cultures, combining what TD has with what we have with that powerful double A, 1.6 trillion-dollar balance sheet, as you said it earlier, Jeff, if I were—if I were bigger competitors today, I'd be a little nervous.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Well, so it’s interesting, when we’ve—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

And it's because we've just—given your history and our history in the US in particular, we've just had to be more creative and more scrappy.  You know like—

Daniel Charney
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

Yeah.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

—and those big institutions sometimes forget that. You know, you just have to be more value added to your client.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

So this is something that we've talked about, and again it's not on everybody's mind and they may not say it to us, but outside of our ear shot, I'm sure it's going on, so I'm just going to call it out, right?  Because you know, everybody has seen what—you know how things go awry when a big firm buys a small firm.  Like that's, you know, we've all got those.  And by the way, we've talked about this like almost like day one. Right?  I feel, like over the course of the process, we've made, this is a very bespoke transaction.  Like the opportunity isn't because big firms are buying little firms.  It's not some big industry consolidation that's going on.  No, this is two firms who dovetail like jigsaw piece puzzles.  And—or jigsaw puzzle pieces, I should say.  And it's because one plus one can equal like four, if we get it right.  So just, I think it would be helpful for everybody to hear, is there that same sensitivity on your side?  Like, let's make sure we don't mess this up, right? And it would just be helpful to—for everyone to hear, as I have—

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

—and as we've heard, that you have the same—we're all looking to make sure that we get this done the right way?

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Well, you know one of the things, Jeff, when I came into corporate development, back in 2002, 2003 and as we started embarking on our US growth platform.  We essentially made it a corporate development principal that you do not pay a premium to buy a firm only to go destroy its culture.  You now, you're buying capabilities, you're buying talent, you're buying processes, you're buying market share, whatever it is.  And many, including one of our Canadian bank peers, early on entered the US on a personal banking platform in the South, and had to abandon it because they basically thought that they could run it the Canadian way.  And they had to sell out and when they were selling out, we were going in.  Every acquisition that we have done, the ones that I have talked about, the management of the acquiring firm has essentially run those businesses.  When we bought Canada Trust, the CEO of Canada trust became the CEO of TD Bank Group. When we bought Bank North, you know, Bill Ryan ran our US personal and commercial bank. And when we bought Commerce, Greg Brucker ran our US personal and commercial bank.  And you are going to be heading TD Cowen.  That when we bought our automated trading businesses, the two Matt's, Matt Schreger and Marty Mannion are running our automated trading business out of Chicago.

So, we are very much believers in combining firms with a good culture, and you're fantastic acquirers, and we've had the experience acquiring, so if we mess this up, Jeff, your team and my team should send us to the woodshed.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Yeah, I agree with that.  Well, look in closing, first of all I want to thank you, but I want to—I want to share with you a story that I actually haven't shared with you yet, but it shows how, you know, in the course of a deal negotiation you learn each other.  There was a moment in time where we were—we were having some challenge in the negotiation and I was probably a little hopped up and you said—you said to me, I have to trust the process.  And I went back to the team, and I said, listen guys, everybody calm down. Riaz says we have to trust the process.  And somebody said to me, is that exactly what he said?  And I'm like well, actually no, he said “trust the process.”

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Right.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

And so, this was early in the negotiation and early in the discussion, and so a rallying cry for us at Cowen throughout this entire process has been to trust the process. And you know, to us that's—I hope you take that in the spirit in which it's meant, is that everyone can hear your voice.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Yeah (indiscernible) .

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

You know, and we have these little differences between the US and Canada, not that many, but enough.  Sometimes our accents are a little bit different, but—but we are 100 percent at full faith in the process.  I will tell you that and I think  we talk about it all the time.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

And then I think you'll remember one time when we said something like, I'm at peace with this.  We had a little bit of zen moment, and I said I'm at the peace.  I'm at peace with this.  But now look, you guys all have a little bit of, not only are you going to have to put up with some Canadianism, now, I know Jeff has very good linkages to Canada, family linkages to Canada, but with me, you get a triple problem because I'm an immigrant to Canada.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Right.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Born in Tanzania, so people sometimes say you don't use the idioms correctly, you know.  You don't actually or you mix things up and sometimes my kids make fun that I still have an Indian accent, so that's working.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Hey, we'll take everything.  You know, we're—we'll take everything you got, and it's been—by the way, it's been a real pleasure, by the way, as we bring this hour to a close.  I want to thank you for all of your time, obviously.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

My pleasure.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

But I'm looking forward—we are really looking forward to our future together. This will be the first of many conversations that we get to have, hopefully across both organizations, it's—you know, I just couldn't be happier for all of us.  And I want to—for all of us at Cowen, I want to thank you and your team, your senior leadership team, everybody on this team in corporate development, who and in your business operations, human resources, your tech and IT folks, risk, everybody who sort of did all of this work to get to this spot, it's just—it's hard to overstate the amount of effort that's been made on both sides of the organization. I know you guys have done an amazing job.  So we couldn't be happier.  And we're looking forward to our future together.  So thanks for spending an hour with us.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Thank you for having me and for giving me a chance to meet all of you and I look forward to doing in person soon. Thank you.

Jeffrey Solomon
Cowen Inc.—Chair and Chief Executive Officer

Sounds good. (Indiscernible).  We'll see you.

Daniel Charney
Cowen Inc.—Managing Director and Co-President, Cowen and Company, LLC

We'll see you.

Riaz Ahmed
TD Bank Group—President and CEO, TD Securities

Enjoy. Dan, enjoy your holiday.